UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 4, 2019

SILVER BULL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01

Entry into a Material Definitive Agreement.

On April 4, 2019, Silver Bull Resources, Inc. (the “Company”) and its subsidiaries Minera Metalin S.A. de C.V. (“Minera Metalin”) and Contratistas de Sierra Mojada S.A. de C.V. entered into Amending Agreement No. 1 (the “Amendment”), effective as of March 20, 2019, with South32 International Investment Holdings Pty Ltd (“South32”) to the previously announced Option Agreement (the “Option Agreement”), dated as of June 1, 2018, pursuant to which South32 may obtain an option to purchase 70% of the shares of Minera Metalin and Contratistas (the “Option”).  Upon the terms and subject to the conditions set forth in the Option Agreement, in order for South32 to earn and maintain its four-year Option, South32 must have contributed to Minera Metalin for exploration of the Sierra Mojada property located in Coahuila, Mexico, at least $3 million by the end of Year 1, $6 million by the end of Year 2, $8 million by the end of Year 3 and $10 million by the end of Year 4.  Funding for each annual tranche is made on a quarterly basis based on the subsequent quarter’s exploration budget.

The Amendment provides that if South32 remits the first quarterly Capital Advance (as defined in the Option Agreement) with respect to an annual tranche, South32 is obligated to remit all quarterly Capital Advances in respect of such annual tranche.  In addition, the Amendment includes provisions relating to a special purpose bank account of the Company into which Capital Advances by South32 must be deposited in certain circumstances.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1

Amending Agreement No. 1, dated as of April 4, 2019 and effective as of March 20, 2019, to the Option Agreement, dated as of June 1, 2018, by and among Silver Bull Resources, Inc., Minera Metalin S.A. de C.V., Contratistas de Sierra Mojada S.A. de C.V., and South32 International Investment Holdings Pty Ltd

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BULL RESOURCES, INC.

Date: April 5, 2019	By:	/s/ Sean Fallis
	Name:	Sean Fallis
	Title:	Chief Financial Officer